MILLENNIUM INDIA ACQUISITION COMPANY ANNOUNCES THAT ITS

PRINCIPAL INVESTMENT –  SMC GLOBAL SECURITIES LIMITED – HAS FILED A

DRAFT RED HERRING PROSPECTUS IN INDIA

New York – November 7, 2012 – Millennium India Acquisition Company, Inc. (“Millennium” or "MIAC") [OTCQB: SMCG], a closed-end investment company focused on emerging market leaders within the fast-growing Indian economy, today announced that its principal investment,

SMC Global Securities Limited ("Company") is proposing a further public issue of its equity shares through a fresh issue of 79,33,690 Equity Shares by the Company and an Offer for Sale of 79,33,690 Equity Shares by Millennium India Acquisition Company Inc. In this relation the Company has filed the Draft Red Herring Prospectus with the Securities and Exchange Board of India on November 01, 2012.

The Equity Shares have not been and will not be registered under the US Securities Act of 1933 (the “Securities Act”) and may not be offered or sold within the United States, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Equity Shares are only being offered and sold outside the United States in offshore transactions in reliance on Regulation S  under the Securities Act. The Equity Shares have not been and will not be registered, listed or otherwise qualified in any other jurisdiction outside India and may not be offered or sold, and bids may not be made by persons in any such jurisdiction, except in compliance with the applicable laws of such jurisdiction.

About Millennium India Acquisition Company Inc.

MIAC’s principal asset is its ownership of a 14.03% equity interest in SMC Global. More information regarding  Millennium India Acquisition Company Inc. can be found at www.milcapital.com.

About SMC Global

Headquartered in New Delhi, SMC Global is a full service financial services firm. Its products and services include institutional and retail brokerage, equity and commodity research, equity, commodity and derivative arbitrage and trading, on-line trading services, investment banking, custodial services, clearing services, and distribution of mutual funds, IPOs and insurance products, and wealth management services. More information regarding the SMC can be found at www.smcindiaonline.com.

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Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Federal securities laws about MIAC and SMC Global. Statements in this press release that are not statements of historical or current fact constitute forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of MIAC to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes", "belief," "expects," 'intends," "anticipates," "plans," or similar terms to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in MIAC's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Additionally, any information of SMC Global is provided by SMC Global and any financial information of SMC Global is prepared by SMC Global and derived from financial statements prepared in accordance with U.S. generally accepted accounting principles. Such financial information does not conform to the requirements of Regulation S-X under the Securities Act of 1933, as amended. Statements included in this press release are based upon information known to MIAC as of the date of this press release, and MIAC assumes no obligation to update or alter our forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as otherwise required by applicable federal securities laws.